UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 24, 1995




                      NORTH CAROLINA RAILROAD COMPANY
          (Exact name of registrant as specified in its charter)


                              North Carolina
              (State or other jurisdiction of incorporation)


     0-15768                               56-6003280
(Commission File Number)                  (IRS Employer
                                           Identification No.)


234 Fayetteville Street Mall, Suite 600
P. O. Box 2248
Raleigh, North Carolina                           27602
(Address of principal executive offices)        (Zip Code)


                         (919) 829-7355
           (Registrant's telephone number, including area code)

                 This document contains 3 pages.

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

Item 5.  Other Events

     On August 24, 1995, the Board of Directors Norfolk Southern Railway Company and Atlantic and East Carolina Railway Company (a wholly owned subsidiary of Norfolk Southern Railway Company), approved the Lease Extension Agreement ("Lease Extension") in the form attached as an exhibit to the Registrant's Form 8-K filed with Securities and Exchange Commission on August 18, 1995. The Lease Extension will not be effective until certain conditions occur, but upon the occurrence of such conditions effectiveness will be retroactive to January 1, 1995. These conditions are more fully described in the Registrant's Form 8-K filed with the Securities and Exchange Commission on August 18, 1995.

     Under North Carolina law, the Board of Directors of the Registrant may condition its submission of the Lease Extension to the shareholders on any basis that it determines is in the best interests of the shareholders. On September 7, 1995, the Board of Directors of the Registrant voted to condition approval of the Lease Extension upon a majority of the votes cast at the meeting in person or by proxy held by shareholders other than the State of North Carolina voting to approve the Lease Extension.

     The Registrant is required by North Carolina law to obtain approval of (i) the holders of a majority of the outstanding shares of common stock of the Registrant, and (ii) the Governor and Council of State of the State of North Carolina before the Lease Extension can be effective.

     The Board's action, combined with the requirements of North Carolina law, mean that the Lease Extension will not become effective unless (i) the holders of a majority of the outstanding shares (including the State of North Carolina) of common stock of the Registrant vote to approve the Lease Extension, (ii) a majority of the votes cast at the meeting by shareholders other than the State of North Carolina vote to approve the Lease Extension, (iii) the State of North Carolina and a majority of the outstanding shares of the Registrant held by shareholders other than the State of North Carolina are present at the meeting in person or by proxy, and (iv) the Governor and Council of State of North Carolina approve the Lease Extension.

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
Item 7.  Financial Statements and Exhibits

(c) (1) Lease Extension Agreement to be effective as of January 1, 1995 between North Carolina Railroad Company, Norfolk Southern Railway Company and Atlantic and East Carolina Railway Company, filed as Exhibit (c)(1) to the Registrant's Form 8-K filed with the Securities and Exchange Commission on August 18, 1995, which is incorporated by reference herein.

(c) (2)   Lease dated August 16, 1895 between the Registrant and
          Southern Railway Company, filed as Exhibit 3 (a) to the
          Registrant's Form 10 filed with the Securities and Exchange Commission on April 27, 1987, which is incorporated by reference herein.

(c) (3)   Lease dated August 30, 1939 between the Atlantic and
          North Carolina Railroad Company and Atlantic and East Carolina Railway Company, filed as Exhibit 28 (h) to the
          Registrant's Form S-4 filed with the Securities and Exchange Commission on July 20, 1989, which is incorporated by reference herein.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NORTH CAROLINA RAILROAD COMPANY



Date:   September 15, 1995    By: /s/ J. Melville Broughton Jr.
                                    Vice President and Director







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